Exhibit 99.2

Wellgistics Health and Datavault AI to Form DelivMeds AI via PharmacyChain™ License Expansion and Acquisitions of QOLPOM Biometric Health Data and Drone Logistics IP and Majority of Tollo Health

Formation of DelivMeds AI, Inc. (ticker reserved: NASDAQ:MEDS), with an expected approximate combined asset value of $4 billion, is subject to an independent fairness opinion.

●	Fully binding term sheet between Datavault AI (NASDAQ:DVLT) and Wellgistics Health (NASDAQ:WGRX) expands PharmacyChain™ to Healthcare-as-a-Service (“HaaS”) IP, connecting DelivMeds AI to Wellgistics’ 6,500+ pharmacies and 200+ manufacturers, uniting blockchain-enabled healthcare data management & pharmaceuticals delivery
●	QOLPOM patent portfolio acquisition adds technology-enabled biometric verification of pharmacodynamic response intellectual property, AI-enabled medical drones for diagnostic sample collection and pharmacy delivery with biometric patient verification at the point of delivery, vastly improving the connection between rural communities and their local pharmacies
●	Acquisition of controlling stake in Tollo Health pharmaceuticals adjacent GLP-1 muscle loss and acute viral infection medical foods, and chronic viral infection-focused supplement portfolio and its AI-driven coaching and regimen compliance ‘Health Lives Here’ consumer health app in partnership with NFL Alumni Health (“NFL-AH”) developed to support the launch of Forzet™ as a medical food to help mitigate the muscle loss from weight loss therapies that was recently featured with NFL-AH during the 2026 NFL Draft in Pittsburgh
●	Pilot ‘Health Lives Here’ rollout target to begin in North Carolina in July 2026 in preparation for August 2026 Pro Football Hall of Fame Game Forzet-centered official launch
●	Gerald Commissiong appointed Interim Co-CEO of Wellgistics Health

PHILADELPHIA, Pa.—(BUSINESS WIRE)—May 20, 2026— Datavault AI Inc. (“Datavault AI” or the “Company”) (NASDAQ:DVLT), a provider of data monetization, credentialing, digital engagement, and real-world asset (‘RWA’) tokenization technologies, today entered into a fully binding term sheet (the “Binding Term Sheet”) with Wellgistics Health, Inc. (“Wellgistics”) (NASDAQ:WGRX), a health information technology leader, integrating proprietary pharmacy dispensing optimization artificial intelligence (AI) platform EinsteinRx™ into its patented blockchain-enabled smart contracts platform PharmacyChain™, to build Wellgistics into DelivMeds AI, a healthcare company that will focus on improving data driven outcomes following the completion of three concurrent transactions: 1) the expansion of Datavault AI’s previously disclosed PharmacyChain™ license (“License”) to include Healthcare-as-a-Service (“HaaS”)-related intellectual property; 2) the acquisition of the QOLPOM intellectual property from EOS Technology Holdings, Inc. (EOS Holdings) and Scilex Holding Company (“Scilex”) (NASDAQ:SCLX) that enables wearables-driven biometric confirmation of pharmacodynamic drug effect and biometric confirmation named-patient to receive home drug delivery; and 3) the acquisition of a controlling stake in Tollo Health, LLC which manufactures unique medical foods and dietary supplements for GLP-1 muscle loss, acute viral infections and chronic viral infection syndromes, proprietary consumer engagement technology, and proprietary marketing channels. Gerald Commissiong has concurrently been appointed Interim Co-CEO of Wellgistics. Together, the three transactions forming DelivMeds carry an expected approximate combined asset value of $4 billion, subject to an independent fairness opinion.

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“There is a tremendous opportunity to transition this highly valuable portfolio of assets into a robust business centered on quantifying and improving patient outcomes using DelivMeds’ unique access to a proprietary healthcare data stack,” said Gerald Commissiong, Interim Co-CEO of Wellgistics Health. “By combining proprietary pharmaceutical-adjunct nutraceutical solutions with AI-personalized behavioral health technology into patient engagement workflows, we have a unique approach to drive digital health adoption and improve compliance.”

DelivMeds AI will bring national pharmacy scale to “Health Lives Here”, the consumer health program that was featured by NFL Alumni Health (NFL-AH) and Tollo Health during NFL Draft Week in Pittsburgh in April 2026. Health Lives Here’s national rollout through the Wellgistics Pharmacy Network will pilot in North Carolina beginning in July 2026, leading up to the formal launch as part of 2026 Pro Football Hall of Fame Game NFL-AH activities in August.

“DelivMeds AI brings together the infrastructure we have been building - blockchain-enabled pharmacy delivery, AI-driven logistics, and biometric verification - into a single direct-to-consumer platform that serves patients where they live. This is data infrastructure meeting real-world healthcare delivery at scale,” said Nathaniel T. Bradley, CEO of Datavault AI.

Expansion of PharmacyChain™ license to include Healthcare-as-a-Service (HaaS)

The pharmacy infrastructure of DelivMeds AI is anchored by the PharmacyChain™ License, expanded to include Healthcare-as-a-Service (HaaS)-related intellectual property, giving the platform reach across the complete prescription drug dispensing process through Wellgistics Pharmacy Network’s more than 6,500 pharmacies and 200+ manufacturers. Wellgistics’ proprietary EinsteinRx™ AI handles eligibility verification, onboarding, adherence support, prior authorization, and cash-pay fulfillment at scale, while PharmacyChain™ provides the underlying blockchain-enabled smart contracts infrastructure. According to SNS Insider, the U.S. blockchain in healthcare market was valued at $7.13 billion in 2023 and is projected to reach $595.31 billion by 2032, at a compounded annual growth rate (CAGR) of 63.5%. See Datavault AI’s November 25, 2025 PharmacyChain™ license announcement.

Quality of Life Peace of Mind (QOLPOM™) Intellectual Property Acquisition

The QOLPOM patent portfolio acquired from EOS Technology Holdings, Inc. and Scilex Holding Company (NASDAQ:SCLX) extends DelivMeds AI’s reach beyond the pharmacy counter. The IP combines wearables-enabled biometric pharmacodynamic drug effect confirmation and biometric confirmation for named-patient delivery by Data Driven Drones™ delivering medical supplies, diagnostic sample collection kits and biopharmaceutical drugs that will substantially improve last-mile fulfillment and sample collection in rural America and other underserved markets. The QOLPOM technology’s contactless identity confirmation addresses a compliance and fraud-prevention gap critical to pharmaceutical distribution. According to Market Research Future, the global drone-enabled medical supplies pickup and delivery market was valued at $430 million in 2023 and is projected to reach $2.49 billion by 2032, at a CAGR of 21.20%.

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Acquisition of controlling interest in Tollo Health

The clinical layer of DelivMeds AI is built through the acquisition of a controlling stake in Tollo Health, LLC. Tollo adds telemedicine and AI-enabled mental health coaching and regimen compliance management, along with a portfolio of proprietary medical foods and dietary supplements targeting three fast-growing indications: 1) Weight loss therapy-associated muscle loss, 2) Long COVID and 3) Acute viral infections. The NFL Alumni Health marketing partnership will connect DelivMeds AI directly to patients managing chronic pain, orthopedic injury, and muscle-loss side effects that accompany GLP-1 agonist use and provides national brand reach tied to the “Health Lives Here” August launch. According to Grand View Research, the GLP-1 receptor agonist market is expected to grow from $66 billion in 2025 to $185 billion in 2033, at a CAGR of 12.4%, with skeletal muscle loss documented as a key side effect of GLP-1 therapies and a primary target indication for Tollo Health’s proprietary supplement portfolio.

The consummation of the transactions contemplated by the Binding Term Sheet remains subject to customary due diligence, a fairness opinion, execution of definitive agreements, board approvals, financing considerations, and other customary closing conditions.

About Datavault AI

Datavault AI™ (NASDAQ:DVLT) is leading the way in AI-driven data experiences, valuation, and monetization of assets in the Web 3.0 environment. The Company’s cloud-based platform provides comprehensive solutions with a collaborative focus in its Acoustic Sciences and Data Sciences divisions.

Datavault AI’s Acoustic Sciences division features WiSA®, ADIO®, and Sumerian® patented technologies and industry-first foundational spatial and multichannel wireless, high-definition sound transmission technologies with intellectual property covering audio timing, synchronization, and multi-channel interference cancellation. The Data Science division leverages the power of Web 3.0 and high-performance computing to provide solutions for experiential data perception, valuation, and secure monetization.

Datavault AI’s platform serves multiple industries, including high-performance computing software licensing for sports & entertainment, events & venues, biotech, education, fintech, real estate, healthcare, energy, and more. The Information Data Exchange® enables Digital Twins and the licensing of name, image, and likeness by securely attaching physical real-world objects to immutable metadata, fostering responsible AI with integrity. The Company’s technology suite is fully customizable and offers AI- and machine-learning-based automation, third-party integration, detailed analytics and data, marketing automation, and advertising monitoring.

The Company is headquartered in Philadelphia, PA. Learn more about Datavault AI at www.dvlt.ai.

About Wellgistics Health, Inc.

Wellgistics Health (NASDAQ:WGRX) is a health information technology leader integrating its proprietary pharmacy dispensing optimization artificial intelligence platform EinsteinRx™ into its blockchain-enabled smart contracts platform PharmacyChain™ to optimize the prescription drug dispensing journey. Its integrated platform connects more than 6,500 pharmacies and 200+ manufacturers, offering wholesale distribution, digital prescription routing, direct-to-patient delivery, and AI-powered hub services such as eligibility verification, onboarding, adherence support, prior authorization, and cash-pay fulfillment designed to improve patient access and transparency across the prescription ecosystem.

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About Tollo Health, LLC

Tollo Health, LLC is a medical foods and precision nutraceutical company seeking to bring to market proprietary formulations for the dietary management of GLP-1 treatment-related side effects and chronic viral conditions, including Long COVID. Tollo intends to bring to market a full suite of products that provide patients with prescription medication-enabling benefits in areas with approved drugs and functional relief in conditions for which there are no approved drugs, but mechanistic understanding of the disease is improving. By using tailored natural product formulation that deliver the cGMP-manufactured ingredients with the right formulation at the right dose, Tollo aims to fill a key gap in the delivery of prescription drugs that have side effects and chronic conditions for which there are no approved treatments. For more information, please visit Tollo’s website at www.tollohealth.com.

About Scilex Holding Company

Scilex is an innovative revenue-generating company focused on acquiring, developing, and commercializing non-opioid pain management products for the treatment of acute and chronic pain and neurodegenerative and cardiometabolic disease. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with acute and chronic pain and is dedicated to advancing and improving patient outcomes. Scilex’s commercial products include: (i) ZTlido® (lidocaine topical system) 1.8%, a prescription lidocaine topical product approved by the U.S. Food and Drug Administration (the “FDA”) for the relief of neuropathic pain associated with postherpetic neuralgia, which is a form of post-shingles nerve pain; (ii) ELYXYB®, a potential first-line treatment and the only FDA-approved, ready-to-use oral solution for the acute treatment of migraine, with or without aura, in adults; and (iii) Gloperba®, the first and only liquid oral version of the anti-gout medicine colchicine indicated for the prophylaxis of painful gout flares in adults.

In addition, Scilex has three product candidates: (i) SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (“SEMDEXA” or “SP-102”), which is owned by Semnur Pharmaceuticals, Inc. (“Semnur”) (a majority owned subsidiary of Scilex) and is a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, for which Scilex has completed a Phase 3 study and was granted Fast Track status from the FDA in 2017; (ii) SP-103 (lidocaine topical system) 5.4%, (“SP-103”), a next-generation, triple-strength formulation of ZTlido, for the treatment of acute pain and for which Scilex has recently completed a Phase 2 trial in acute low back pain. SP-103 has been granted Fast Track status from the FDA in low back pain; and (iii) SP-104 (4.5 mg, low-dose naltrexone hydrochloride delayed-release capsules) (“SP-104”), a novel low-dose delayed-release naltrexone hydrochloride being developed for the treatment of fibromyalgia.

Scilex is headquartered in Palo Alto, California.

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Forward-Looking Statements

This press release contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault AI,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, you can identify forward-looking statements because they contain words, such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding: the anticipated conversion of the Binding Term Sheet with Wellgistics Health, Inc. into definitive agreements; the planned expansion of the PharmacyChain™ license scope to cover all healthcare as a service (HaaS)-related intellectual property; the planned formation, launch, and commercial development of DelivMeds AI, Inc. and its proposed listing on NASDAQ under the ticker symbol MEDS; the anticipated acquisition of QOLPOM patents from EOS Technology Holdings, Inc. and Scilex Holding Company (NASDAQ:SCLX) and the expected contribution of biometric verification and AI drone-enabled medical delivery capabilities; the anticipated acquisition of a controlling stake in Tollo Health, LLC and the expected addition of telemedicine, mental health coaching, and proprietary medical food and dietary supplement products; the expected approximate combined asset value of $4 billion of DelivMeds AI; the planned national rollout of the “Health Lives Here” program through the DelivMeds AI pharmacy network beginning around the 2026 Pro Football Hall of Fame Game; and the expected operational, technical, and commercial outcomes of these transactions and Datavault AI’s commercial strategy, are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain.

Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein.

Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks that the Binding Term Sheet may not convert to definitive agreements due to the failure to complete required due diligence, obtain a satisfactory fairness opinion, receive board approvals, or secure necessary financing; risks that the independent fairness opinion with respect to the expected approximate asset value of $4 billion may not support such valuation or may result in material adjustments to the terms of the transactions; risks associated with the integration of acquired intellectual property, businesses, and technologies, including QOLPOM patents and Tollo Health; regulatory risks applicable to pharmaceutical distribution, AI drone-enabled medical delivery (including FAA and FDA oversight), and digital health applications; commercial risks associated with the launch and adoption of a new direct-to-consumer health application; risks that the QOLPOM patent acquisition or Tollo Health controlling-stake acquisition may not close on the anticipated terms or timeline; reimbursement and commercialization risks for pharmaceutical and medical supply delivery services; changes in market demand for Datavault AI’s services and products; changes in economic, market, or regulatory conditions; risks relating to evolving regulatory frameworks applicable to tokenized assets and blockchain-enabled healthcare commerce; risks associated with technological development and integration; and other risks and uncertainties as more fully described in Datavault AI’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 and other filings that Datavault AI makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Datavault AI undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Datavault AI may not actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault AI’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments it may make.

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Industry and Market Data

Within this press release, we reference information and statistics regarding the markets for healthcare blockchain technology, medical drone delivery, and GLP-1 receptor agonists. We have obtained this information from various independent third-party sources, including independent industry publications and reports by market research firms. Some data and other information contained in this press release are also based on management’s estimates and calculations, which are derived from our review and interpretation of internal surveys and independent sources. While we believe such information is reliable, we have not independently verified any third-party information. While we believe our internal company research and estimates are reliable, such research and estimates have not been verified by any independent source. In addition, assumptions and estimates of our and our industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause our future performance to differ materially from our assumptions and estimates. As a result, you should be aware that market, ranking, and other similar industry data included in this press release, and estimates and beliefs based on that data, may not be reliable.

Trademarks, Trade Names, Service Marks, and Copyrights

We own or have rights to use various trademarks, tradenames, service marks, and copyrights, which are protected under applicable intellectual property laws. This press release also contains trademarks, tradenames, service marks, and copyrights of other companies, which are, to our knowledge, the property of their respective owners. Solely for convenience, certain trademarks, tradenames, service marks and copyrights referred to in this press release may appear without the ©, ®, and ™ symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors to these trademarks, tradenames, service marks and copyrights. We do not intend our use or display of other parties’ trademarks, tradenames, service marks, or copyrights to imply, and such use or display should not be construed to imply a relationship with, or endorsement or sponsorship of us by, these other parties.

Media Contact:

marketing@dvlt.ai

Investor Contact:

Edward Barger

VP, Investor Relations

ebarger@dvlt.ai | ir@dvlt.ai

Wellgistics Media Contact:

media@wellgisticshealth.com

Wellgistics Investor Relations Contact:

IR@wellgisticshealth.com

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